                  Amendment to Astoria Federal Savings and Loan
               Association Employee Stock Ownership Trust Loan and
                Security Agreement, Promissory Note, and Security
              Agreement Re Instruments or Negotiable Document to be
                                    Deposited

Whereas Nationar, not individually, but solely as Trustee under the Astoria Federal Savings and Loan Association Employee stock Ownership Trust (the "Trust") effective November 18, 1993 (the "Borrower") on or about November 18, 1993 entered into certain agreements entitled the Astoria Federal Savings and Loan Association Employee Stock Ownership Trust Loan and Security Agreement, Promissory Note, and Security Agreement Re Instruments or Negotiable Documents to be Deposited (the Loan Documents) by and between Borrower and/or for the benefit of Astoria Financial Corporation (the "Lender") and,

Whereas the Borrower and Lender wish to amend the Loan Documents to conform to the terms and provisions of the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP"), to correct certain errors and to conform the Loan Documents to the intention of the Borrower and Lender.

Now therefore in consideration of one dollar ($1.00) each to the other in hand paid, the mutual covenants contained herein and other good and valuable consideration, the Borrower and Lender agree as follows:

                  A) Section 1.2 of the Astoria Federal Savings and Loan Association Employee Stock Ownership Trust Loan and Security Agreement is hereby amended in its entirety to state as follows:

           1.2 The Note. The disbursement of the Loan pursuant to Section 1. 1 hereof shall be made against and evidenced by a promissory note of the Borrower in the form annexed hereto as Exhibit A (the"Note"), such note to bear interest on the unpaid balance thereof to be computed from the date of such disbursement as hereinafter provided and which note shall also provide for annual payments of principal and interest as determined by a schedule annexed hereto as Schedule C at the time of the execution of such note commencing however, no later than December 31, 1994 and continuing as provided in such Schedule C, except that the final installment in the amount of all principal and interest then remaining unpaid shall be due and payable in full on December 31, 2005, the final maturity thereof.

                  B) Section 3.4 of the Astoria Federal Savings and Loan Association Employee Stock Ownership Trust Loan and Security Agreement is amended in its entirety to state as follows:

         3.4 Partial Releases. The Lender agrees, provided that no Default or Event of Default shall have occurred and be continuing, as promptly as is practicable after December 31 in each year (the period commencing the date hereof and ending December 31, 1994 and each subsequent 12-month period ending on December 31 being hereinafter referred to as a "Plan Year"), to release as of the last day of such Plan Year that number of pledged shares then being held to secure the loan which is equal to that certain number of shares of the Stock acquired with the Stock Obligation which is then held in the Unallocated Stock Fund determined pursuant to Section 4.2 of the ESOP, the terms Stock, Stock Obligation and Unallocated Stock Fund for purposes of this paragraph having the meanings respectively, as set forth in the ESOP.

                C) The first full paragraph of Exhibit A of the Astoria Federal Savings and Loan Association Employee Stock Ownership Trust Loan and Security Agreement and the first full paragraph of the Promissory Note are each amended in their entirely to each state as follows.

         FOR VALUE RECEIVED, the undersigned, Nationar, not individually, but solely as trustee under that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective November 18, 1993, by and between the undersigned and Astoria Federal Savings and Loan Association ("Borrower"), promises to pay to the order of Astoria Financial Corporation, a Delaware Corporation (the "Lender") at its office at One Astoria Federal Plaza, Lake Success, New York 11042-1085, the principal sum of thirty-three million, twenty-nine thousand, four hundred and twenty-five dollars ($33,029,425) or, if less, the aggregate principal amount of the loan made to the Borrower under
         Section 1.1 of the Loan and Security Agreement hereinafter referred to, in consecutive annual installments of principal and interest, each in the amount set forth in Schedule C to the Loan and Security Agreement for such year, payable commencing on December 31, 1994 and continuing on the last day of each December and in each year thereafter, except that the final installment in the amount of all principal and interest then outstanding and not sooner paid shall be due and payable on December 31, 2005, the final maturity hereof.

                D) Exhibit B of the Astoria Federal Savings and Loan Association Employee Stock Ownership Trust Loan and Security Agreement and the Security Agreement Re Instruments or Negotiable Documents To Be Deposited are each amended in their entirely to each state as follows:

                               SECURITY AGREEMENT
                                       RE
               INSTRUMENTS OR NEGOTIABLE DOCUMENTS TO BE DEPOSITED

For new value contemporaneously given by Astoria Financial Corporation ( "Lender"), the receipt whereof is hereby acknowledged, Nationar, not individually, but solely as Trustee under the Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective

November 18, 1993 ("Debtor"), does hereby grant a security interest to said Lender in the instruments or negotiable documents hereafter described
("Collateral"), in all of which Collateral the Debtor warrants that the Debtor has good, valid and effective rights to the ownership and possession thereof and to the grant of the security interest hereby made:

         1,321,177 shares of the common stock, par value $.0l per share, of Astoria Financial Corporation, a Delaware corporation.

Debtor agrees to deliver said collateral to said Lender not later than the close of business on November 26, 1993, said date being within 10 days from the the date hereof.

Said Security interest secures the payment of all indebtedness and liabilities, now existing or hereafter arising, and the Lender has all the rights with respect to said Collateral and said security interest as more fully set forth in the form of secured note or notes executed and delivered by the undersigned to said Lender prior hereto or contemporaneously herewith.

This agreement, including matters of interpretation and construction, and the rights of the Lender and the duties and obligations of the Debtor hereunder are to be determined in accordance with the laws of the State of New York, particularly the Uniform Commercial Code, except where preempted by federal law.

Dated at Lake Success, New York _________________ 1993.

Nationar and its successes in trust, as trustee under that certain Astoria Federal Savings and Loan Association Employee Stock Ownership Trust effective November 18, 1993 by and between the undersigned and Astoria Federal Savings and Loan Association.

         By /S/ John J. McCabe
         For Nationar, the Trustee for Astoria Federal Savings
         and Loan Association Employee
         Stock Owner Trust
         John J. McCabe
         Senior Vice President

         By /S/ Alan S. Colodner
         Alan S. Colodner
         Vice President


                  E) Schedule C is hereby annexed and affixed to the Astoria Federal Savings and Loan Association Employee Stock Ownership Trust Loan and Security Agreement, which said Schedule C shall state in its entirely as follows:

                                   Schedule C
Payment schedule for Astoria Federal Savings and Loan Association Employee Stock

Ownership Trust Loan and Security Agreement.

         Original Principal Balance:        $33,029,425.00
         Annual Interest Rate:              6.00%
         Commencement Date:                 11/18/93

Payment                                Interest                  Total
Date               Principal Payment   Payment                Principal and
                                                            Interest Payment

Dec 31,  1994      $1,957,886.20       $2,218,476.38         $4,176,362.58
Dec 31,  1995      $2,075,359.37       $1,864,292.33         $3,939,651.70
Dec 31,  1996      $2,199,880.93       $1,739,770.77         $3,939,651.70
Dec 31,  1997      $2,331,873.79       $1,607,777.91         $3,939,651.70
Dec 31,  1998      $2,471,786.21       $1,467,865.49         $3,939,651.70
Dec 31,  1999      $2,620,093.39       $1,319,558.31         $3,939,651.70
Dec 31,  2000      $2,777,298.99       $1,162,352.71         $3,939,651.70
Dec 31,  2001      $2,943,936.93       $  995,714.77         $3,939,651.70
Dec 31,  2002      $3,120,573.14       $  819,078.56         $3,939,651.70
Dec 31,  2003      $3,307,807.53       $  631,844.17         $3,939,651.70
Dec 31,  2004      $3,506,275.98       $  433,375.72         $3,939,651.70
Dec 31,  2005      $3,716,652.54       $  222,999.16         $3,939,651.70


In witness whereof, the undersigned agree to the amendments set forth herein as if the Loan Documents as originally executed had set forth such amendments in full and the Loan Documents, except as specifically amended hereby, are in all other respects confirmed and ratified. This Amendment is effective as of November 18, 1993 and shall be binding upon the respective successors and assigns of the undersigned. This amendment shall be construed under the laws of the State of New York except where preempted by federal law.

                            Nationar, and its successors in trust, as trustee under that certain Astoria Federal Savings and Loan Association Employee
                            Stock Ownership Trust effective November 18,
                            1993 by and between the undersigned and Astoria Federal Savings and Loan Association.

                            By /S/ John J. McCabe           /S/ Alan S. Colodner
                                                            Alan S. Colodner
                                                            Vice President

                            Astoria Financial Corporation

                            By /S/ George L. Engelke, Jr.
                            George L. Engelke, Jr.
                            President & Chief Executive Officer